UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2007

Webster Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Webster Plaza, Waterbury, Connecticut		06702
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-465-4364

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Webster has approved plan amendments related to executive compensation and benefits to clarify and add provisions as described below.

Amendment to Supplemental Retirement Plan for Employees of Webster Bank and Amendment to Webster Bank Amended and Restated Deferred Compensation Plan for Directors and Officers

On April 26, 2007, the Board of Directors (the "Board") of Webster Financial Corporation (the "Corporation") approved and adopted amendment number five ("Amendment Five") to the Supplemental Retirement Plan for Employees of Webster Bank, as amended and restated effective January 1, 2003 (filed as Exhibit 10.14 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002), and as further amended by amendments one, two and three (filed as Exhibits 10.1, 10.2, and 10.3 respectively, to the Corporation’s Current Report on Form 8-K filed with the SEC on December 22, 2006), and as further amended by amendment four (filed as exhibit 10.3 hereto) (the "Plan") and a corresponding amendment ("Amendment Two") to the Webster Bank Amended and Restated Deferred Compensation Plan for Directors and Officers (the "DCP") to add the Webster Stock Fund as an investment measure under the Plan and the DCP effective May 1, 2007.

The Plan is a nonqualified deferred compensation plan for the benefit of a select group of management or highly compensated employees of Webster Bank, N.A. (the "Bank"). Among the Bank employees participating in the Plan are the Corporation’s Chairman and Chief Executive Officer (the "CEO"), the President, Chief Operating Officer (the "COO"), the Chief Financial Officer (the "CFO") and other named executive officers. The Plan consists of two component benefits. One component provides supplemental retirement income in the nature of a pension benefit applied without regard to compensation and benefit limitations imposed by the Internal Revenue Code of 1986, as amended. The second component, an account-based component, allocates contributions to participants’ Plan accounts based on the contribution formula under the Webster Bank Employee Investment Plan. The DCP also is a nonqualified deferred compensation plan, and that plan permits certain employees to defer the receipt of a portion of their compensation.

The Webster Stock Fund is an investment option under Webster’s 401(k) Plan that invests primarily in the common stock of Webster Bank. This new investment measure will be available exclusively to the CEO, COO and CFO with respect to amounts credited to such executive’s Supplemental Matching Contribution account under the Plan on or after July 1, 2006, and to amounts credited to such executive’s account under the DCP on or after January 1, 2004. With respect to amounts measured in the Webster Stock Fund, distributions will be made in common stock of Webster Bank.

The foregoing summary of Amendment Five and Amendment Two does not purport to be complete and is qualified in its entirety by reference to Amendment Five and Amendment Two, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to the Webster Financial Corporation 1992 Stock Option Plan, as amended and restated effective October 23, 2006 and most recently amended January 28, 2007

On April 26, 2007, the Board approved and adopted amendment number two ("Amendment Two") to the Webster Financial Corporation 1992 Stock Option Plan, as amended and restated effective October 23, 2006 (filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed with the SEC on February 4, 2005), and most recently amended January 28, 2007 by amendment one (filed as exhibit 10.4 hereto), and further amended by Amendment Two (filed as exhibit 10.5 hereto) (the "Option Plan").

The purpose of Amendment Two is to provide that whereas performance-based stock awards may be awarded under the Option Plan and vest in a multiple, currently of up to two (2) times the amount awarded, based on actual performance over a performance period generally consisting of three (3) fiscal years, upon a Change of Control (as defined in the Option Plan), the awards shall accelerate and fully vest at the greater of (1) the target level determined under the award agreement or, if greater (2) the amount determined immediately prior to consummation of the Change of Control as though that were the end of the performance period. The Option Plan previously provided that the valuation date for the performance period in connection with a Change of Control for performance-based stock awards effectively would be the date immediately prior to the signing of a definitive agreement that would result in a Change of Control.

An Additional Amendment to Supplemental Retirement Plan for Employees of Webster Bank

On April 26, 2007, the Board approved and adopted amendment number four ("Amendment Four") to the Plan. The purpose of Amendment Four is to specify the CFO’s eligibility for certain benefits under the Plan. Specifically, Amendment Four provides that, notwithstanding the general rule under the Plan that employees who are hired on or after January 1, 2007 will not receive supplemental retirement income under the Plan and that the CFO was hired before such date, he is ineligible for supplemental retirement income.

Whereas previously the Plan only provided for additional transition contributions for each of the current CEO and COO, Amendment Four provides for additional transition contributions for the current CFO as well. The CFO will be entitled to 10% of his transition contribution compensation effective for plan years beginning on and after January 1, 2007; provided, however, that such employee shall not receive an additional transition contribution for any period following the date on which he terminates employment or December 31 of the date on which he reaches 65 (whichever occurs first).

The foregoing summary of Amendment Four to the Plan does not purport to be complete and is qualified in its entirety by reference to Amendment Four, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No. / Description

10.1 Amendment No. 5 to the Supplemental Retirement Plan for Employees of Webster Bank.

10.2 Amendment No. 2 to the Webster Bank Amended and Restated Deferred Compensation Plan for Directors and Officers.

10.3 Amendment No. 2 to the Webster Financial Corporation 1992 Stock Option Plan, as amended and restated effective October 23, 2006 and most recently amended January 28, 2007.

10.4 Amendment No. 4 to the Supplemental Retirement Plan for Employees of Webster Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

May 1, 2007	By:	/s/ Harriet Munrett Wolfe

Name: Harriet Munrett Wolfe
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 5 to the Supplemental Retirement Plan for Employees of Webster Bank.
10.2	Amendment No. 2 to the Webster Bank Amended and Restated Deferred Compensation Plan for Directors and Officers.
10.3	Amendment No. 2 to the Webster Financial Corporation 1992 Stock Option Plan, as amended and restated effective October 23, 2006 and most recently amended January 28, 2007.
10.4	Amendment No. 4 to the Supplemental Retirement Plan for Employees of Webster Bank.